Exhibit 10.1

DIGITAL BRANDS GROUP, INC.

PROMISSORY NOTE

[X], 2022

FOR VALUE RECEIVED, Digital Brands Group, Inc., a Delaware corporation (the “Debtor”), promises to pay to the order of                    (“Holder”), in lawful money of the United States at such address as set forth below or such other address as the Holder may designate in writing, the principal amount of ____________ Dollars ($___________) together with accrued but unpaid interest, on or before February 15, 2023 (the “Maturity Date”) pursuant to the terms of this Promissory Note (the “Note”). This Note is issued as part of a series of notes having an aggregate amount of up to $5,500,000 (collectively, the “Notes”) issued by the Debtor to certain persons, including the Holder, further to that Second Amended and Restated Membership Interest Purchase Agreement, dated __________, 2022, by and among Moise Emquies, George Levy, Matthieu Leblan and Carol Ann Emquies as Sellers, Sunnyside, LLC (“Sunnyside”), the Debtor, and George Levy, as Sellers’ Representative (the “MIPA”), pursuant to which, Debtor is purchasing all of the membership interest of Sunnyside from the Sellers (including, the Holder).

1.                   Principal and Interest Payments. The Debtor promises to pay interest on the unpaid principal balance to the Maturity Date, at a simple rate of interest equal to 8% per annum. All outstanding principal shall be due and payable on the Maturity Date; interest shall be payable monthly on or before the fifth business day of each month with the initial payment of interest due on or before the fifth business day of the first full calendar month following the date of issuance of this Note; provided however that in the event Debtor fails to timely make such required interest payment for two consecutive months, the rate of interest shall be equal to 10% per annum and should Debtor thereafter fail to timely make any required interest payment the rate of interest shall be equal to 12% per annum until the unpaid principal balance of this Note is paid in full. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed. All payments due to the Holder hereunder shall be made by wire transfer in immediately available funds, to an account designated by Holder in writing, without any reduction or deduction whatsoever, including any reduction or deduction for any set off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or tax.

2.                Prepayment. Principal or interest may be paid by Debtor at any time prior to the Maturity Date, without penalty or premium (a “Prepayment”). Any Prepayment shall be applied first against accrued interest and fees, and, thereafter, against the outstanding principal balance hereunder.

2.1 Notwithstanding anything to the contrary in this Note, the Debtor must prepay all of the outstanding principal, interest, and fees under this Note, in the event of the following (whichever is first to occur):

(a)             (i) an acquisition of the Debtor or Sunnyside by another person or entity (or group of person or entities) by any means (including, without limitation, a merger, tender offer, share exchange, business combination, consolidation or other corporate reorganization); (ii) a sale, lease, exclusive license or other disposition of all, or substantially all, of the assets of the Debtor and its subsidiaries (on a consolidated basis) or Sunnyside; or (iii) a transaction or series of related transactions (whether by merger, consolidation, stock acquisition or otherwise) in which a majority of the total outstanding voting power of Sunnyside is transferred;

(b)                any sale or spinout of Sunnyside by or from the Debtor;

(c)                the issuance or sale of shares of capital stock or any equity interest or debt instrument by the Debtor or any of its subsidiaries (including Sunnyside) where the primary purpose of such sale or issuance is the acquisition of the assets or capital stock of a third party entity; or

(d)                the issuance any cash dividends with respect to any equity interest or shares of capital stock of the Debtor or other payment, exchange redemption or repurchase by the Debtor in respect of any shares of capital stock of the Debtor, other (i) than payments in the form of additional shares of common stock; (ii) or as may be consented to in writing by the Majority in Interest of Holders.

2.2 In the event of the issuance or sale of shares of capital stock or any equity interest or debt by the Debtor or any of its subsidiaries (including Sunnyside) to investors in a financing transaction where the primary purpose of such sale or issuance is unrelated to the acquisition of the assets or capital stock of a third party entity, 20% of the net proceeds from such financing transaction shall be used as a Prepayment.

3.                   Default.

(a)               The occurrence of any one or more of the following events will constitute a default by Debtor hereunder (each, an “Event of Default”): (i) Debtor fails to pay on the Maturity Date the full amount of interest then accrued on this Note and the full amount of any principal on this Note, or otherwise breaches any other covenant or agreement herein; (ii) Debtor makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Debtor alleging (or Debtor admits in writing) that Debtor is insolvent, unable to pay its debts as they mature, or not generally paying its debts as such debts become due, or any proceeding is instituted by or against Debtor under the Federal Bankruptcy Code or any successor statute or Debtor otherwise files for bankruptcy, or any proceeding is instituted seeking the appointment of a liquidator, receiver or trustee for all or any portion of Debtor’s property or assets, or if any proceeding affecting the rights of creditors generally is instituted by or against Debtor, or Debtor files any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation; provided, that in the case of the institution of any of the foregoing proceedings that are involuntary, such proceeding is not dismissed within 30 days.

(b)               Upon the occurrence and during the continuation of an Event of Default, Holder, without demand or notice of any kind, may declare this Note immediately due and payable by providing written notice to Debtor (except with respect to any Event of Default set forth in Section 3(a)(ii), in which case this Note shall automatically become immediately due and payable without the necessity of any notice or other demand), whereupon all outstanding principal and accrued interest shall become immediately due and payable. .

(c)                In addition to the foregoing, upon the occurrence of an Event of Default, Holder shall have the right to exercise all other remedies available to it in law or in equity, including but limited to its rights under the MIPA. No right or remedy conferred upon or reserved to Holder hereunder or now or hereafter existing at law or in equity is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Holder, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

4.                   Attorneys’ Fees. In the event any suit or action is brought by Debtor or Holder under this Note to enforce or interpret any of its terms, or in any appeal therefrom, or to otherwise it is agreed that the prevailing party shall be entitled to recover its costs and expenses, including but not limited to reasonable attorneys’ fees and costs from the non-prevailing party in addition to any other relief to which such prevailing party may be entitled. Notwithstanding and in furtherance to the foregoing, Debtor agrees to pay or reimburse Holder for all costs and expenses incurred by Holder and any of its affiliates (including reasonable attorney’s fees, disbursements and other charges, and expenses associated with any action or litigation) in connection with, arising out of, or in any way related to Holder seeking to collect payment under this Note should said Note not be repaid in full on or before the Maturity Date, as well as protecting, enforcing or preserving Holder’s rights or remedies under Section 15.

5.                  Savings Clause. In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law, and, in the event any such excess payment is made by Debtor or received by Holder, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Debtor). It is the express intent of the parties that Debtor not pay and Holder not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.

6.                Waiver. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by Debtor. Holder shall not be deemed to waive any of its rights under this Note unless such waiver is in writing and signed by Holder. No delay or omission by Holder in exercising any of its rights under this Note shall operate as a waiver of such rights, and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion. Debtor shall in no event contest or deny the validity or enforceability of this Note in writing, and any such contest or denial shall be deemed a material breach hereof.

7.                Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Debtor without the prior written consent of the Majority in Interest of Holders. “Majority in Interest of Holders” shall mean Holders holding more than 50% of the aggregate outstanding principal amount of the Notes. Subject to the foregoing restriction, the rights and obligations of the Debtor and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

8.                Amendment. This Note may be amended or modified only with the written consent of Debtor and Majority in Interest of Holders.

9.               MUTUAL WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE, OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE. EACH OF THE UNDERSIGNED CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH OF THE UNDERSIGNED UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH OF THE UNDERSIGNED MAKES THIS WAIVER VOLUNTARILY AND (D) EACH OF THE UNDERSIGNED HAS BEEN INDUCED TO EXECUTE THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.               Governing Law; Waiver; Service. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the conflicts of law principles thereof. To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the undersigned hereby irrevocably waives such immunity in respect of its obligations under this Note. Without limiting any of the foregoing, each of the undersigned agrees that service of any process, summons or notice of document in any action suit or proceeding with respect to the subject matter hereof may be served on it anywhere in the world.

11.               Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

12.              Miscellaneous. Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. The headings as to contents of particular Sections are inserted only for convenience and are in no way to be construed as part of this Note.

13.              Notices. All notices, consents and other communications hereunder shall be sufficiently given for any purpose hereunder only if in writing and delivered personally, by electronic mail receipt confirmed in writing, by certified mail return receipt requested, or sent pre-paid by nationally-recognized overnight delivery service for next business day delivery, to the appropriate address as set forth on the signature pages hereto. Each such notice, consent or other communication shall be effective when received by the addressee thereof in the case of personal service, three (3) days after the date of mailing, or, if sent by overnight delivery service as described herein, the next business day after deposit with such service.

14.              Counterparts; Delivery. This Note may be executed in counterparts (including by electronic signature and PDF), each of which shall be deemed an original and all of which, when taken together, shall be deemed to be one instrument.

15.               Pari Passu with All Notes. The parties agree that the Notes (including this Note) shall rank equally without preference or priority of any kind with each of the other Notes issued by Debtor pursuant to the MIPA. Debtor agrees, and the Holder acknowledges, that all payments of principal and interest with respect to the Notes shall be applied ratably and proportionately on each of the Notes on the basis of the original principal amount of outstanding indebtedness represented by such Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Note as of the date first written above.

Company:

DIGITAL BRANDS GROUP, INC.

By:

Name:

Title:

Address:

Holder:

By:

Name:

Title:

Address:

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